UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Avigen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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AVIGEN, INC.
1301 Harbor Bay Parkway
Alameda, California 94502

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2004

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of AVIGEN, INC., a Delaware corporation. The meeting will be held on Wednesday, May 26, 2004 at 10:00 a.m. local time at the offices of Avigen at 1301 Harbor Bay Parkway, Alameda, California for the following purposes:

1.	To elect two directors to hold office until the 2007 Annual Meeting of Stockholders.

2.	To approve Avigen’s 1996 Non-Employee Directors’ Stock Option Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 250,000 shares.

3.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Avigen’s independent auditors for its fiscal year ending December 31, 2004.

4.	To conduct any other business properly brought before the meeting.

    These items of business are more fully described in the Proxy Statement accompanying this Notice.

    The record date for the Annual Meeting is April 12, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Thomas J. Paulson
Chief Financial Officer and Secretary

Alameda, California
April 28, 2004

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

AVIGEN, INC.
1301 Harbor Bay Parkway
Alameda, California 94502

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2004

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

          We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Avigen, Inc. is soliciting your proxy to vote at Avigen’s 2004 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. You do not need to attend the meeting to vote your shares, however. Instead, you may simply complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet.

          Avigen intends to mail this proxy statement and accompanying proxy card on or about April 28, 2004 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

          Only stockholders of record at the close of business on April 12, 2004 will be entitled to vote at the Annual Meeting. On this record date, there were 20,353,387 shares of common stock outstanding and entitled to vote.

          Stockholder of Record: Shares Registered in Your Name

          If on April 12, 2004, your shares were registered directly in your name with Avigen’s transfer agent, American Stock Transfer & Trust Co., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

          Beneficial Owner: Shares Registered in the Name of a Broker or Bank

          If on April 12, 2004, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

          There are three matters scheduled for a vote:

•	Election of two directors to hold office until the 2007 Annual Meeting of Stockholders;

•

The approval of Avigen’s 1996 Non-Employee Directors’ Stock Option Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 250,000 shares; and

•	Ratification of Ernst & Young LLP as Avigen’s independent auditors for its fiscal year ending December 31, 2004.

How do I vote?

          You may either vote “For” all the nominees to the Board of Directors or you may withhold your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

          Stockholder of Record: Shares Registered in Your Name

          If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. If you vote by proxy, your shares will be voted as you specify on the proxy card or over the telephone or by Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 25, 2004 to be counted.

•

To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 25, 2004 to be counted.

          Beneficial Owner: Shares Registered in the Name of Broker or Bank

          If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Avigen. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

          We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

          On each matter to be voted upon, you have one vote for each share of common stock you own as of April 12, 2004.

What if I return a proxy card but do not make specific choices?

          If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of both nominees for director and “For” proposals 2 and 3. If any other matter is properly presented at the meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

          We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

          If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

          Yes. You may revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Avigen’s Secretary at 1301 Harbor Bay Parkway, Alameda, California 94502.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s Annual Meeting?

          To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 29, 2004, to Avigen’s Secretary at 1301 Harbor Bay Parkway, Alameda, California 94502.  However, if Avigen’s 2005 Annual Meeting of Stockholders is not held between April 26, 2005 and June 25, 2005, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials.  If you wish to bring a proposal before the stockholders at next year’s annual meeting that is not included in next year’s proxy materials, you must notify Avigen’s Secretary, in writing, not later than the close of business on March 27, 2005, nor earlier than the close of business on February 25, 2005. We also advise you to review Avigen’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. If you do not comply with these requirements, you will not be able to make a stockholder proposal or director nomination at next year’s Annual Meeting.

How are votes counted?

          Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. In addition, with respect to the election of directors, the inspector of election will count the number of “withheld” votes received by each nominee.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).  Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

          If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

•

For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will count towards the quorum but will have no effect.

•

To be approved, Proposal No. 2, the approval of Avigen’s 1996 Non-Employee Directors’ Stock Option Plan, as amended to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 250,000 shares, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved.  If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•

To be approved, Proposal No. 3, the ratification of Ernst & Young LLP as Avigen’s independent auditors for its fiscal year ending December 31, 2004, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved.  If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

          A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by votes at the meeting or by proxy. On the record date, there were 20,371,387 shares outstanding and entitled to vote.

          Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

          Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in Avigen’s quarterly report on Form 10-Q for the second quarter of 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

          Avigen’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

          The Board of Directors presently has six members. There are two directors in the class whose term of office expires in 2004—Dr. Vapnek and Dr. Chahine.  Dr. Vapnek is currently a director of Avigen who was previously elected by the stockholders.  Dr. Chahine, Avigen’s President and Chief Executive Officer, is currently a director of Avigen but was not previously elected by the stockholders.  Dr. Chahine was elected by the Board to fill the vacancy created by the resignation of John Monahan in March 2004.  If elected at the Annual Meeting, each of the nominees would serve until the 2007 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal.  Avigen does not have a formal policy regarding its directors attendance at the Annual Meeting, but Avigen does encourage its directors to attend the Annual Meeting.  All of Avigen’s directors attended the 2003 Annual Meeting of Stockholders.

          Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

          The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2007 Annual Meeting

Class III Directors

Kenneth G. Chahine, Ph.D., J.D.

          Kenneth G. Chahine, Ph.D., J.D., 39, was appointed President, Chief Executive Officer and director of Avigen in March 2004.  Dr. Chahine joined Avigen in 1998, was appointed Vice President, Business Development in January 1999, and was appointed Chief Operating Officer in July 2002.  Prior to joining Avigen, Dr. Chahine worked at the patent law firm of Madson & Metcalf, P.C. in Salt Lake City from 1994 to 1998. Between 1992 and 1993, Dr. Chahine worked as a research scientist at Parke-Davis Pharmaceuticals, a pharmaceutical company, and held another research scientist post at the University of Utah Department of Human Genetics from 1994 through 1996. Dr. Chahine also served as Western Regional News and Legal Correspondent for Nature Biotechnology from 1996 to 2002. Dr. Chahine holds a J.D. from the University of Utah and a Ph.D. in Biochemistry and Molecular Biology from the University of Michigan.

Daniel Vapnek, Ph.D.

          Daniel Vapnek, Ph.D., 65, has served as a director of Avigen since February 2002. Dr. Vapnek is currently an adjunct professor at the University of California, Santa Barbara. From 1981 through 1999, Dr. Vapnek held various senior research positions at Amgen Inc., a biopharmaceutical company, including Senior Vice President, Research from 1988 to 1996 and Senior Consultant from 1996 to 1999. Prior to joining Amgen, Dr. Vapnek held various professorial positions at the University of Georgia from 1972 to 1981, including Professor of Molecular and Population Genetics, and served as a research associate at the Yale University School of Medicine from 1970 to 1972. Dr. Vapnek is CEO and chairman of the board of directors of Protein Pathways, Inc. and is a director of

BioArray Solutions, Inc., both of which are privately held biotechnology companies. Dr. Vapnek received a Ph.D. in Microbiology and a B.S. in Zoology from the University of Miami.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office until the 2005 Annual Meeting of Stockholders:

Class I Directors

Zola Horovitz, Ph.D.

          Zola Horovitz, Ph.D., 69, has served as a director of Avigen since November 1994. Dr. Horovitz has been an independent consultant to pharmaceutical and biotechnology companies since May 1994. From 1991 to May 1994, Dr. Horovitz served as Vice President, Business Development and Planning and from 1990 to 1991 as Vice President, Licensing at Bristol-Myers Squibb Company, a pharmaceutical and healthcare products company. Prior to this, Dr. Horovitz served from 1959 through 1989 in various positions at the Squibb Institute for Medical Research, including Vice President, Research, Planning & Scientific Liaison, Vice President, Drug Development, and Vice President, Biological and Pharmaceutical R&D. Dr. Horovitz currently serves on the board of directors of BioCryst Pharmaceuticals, Inc., Genvec, Inc., Genaera Corporation, Palatin Technologies, Inc., DOV Pharmaceutical Inc., NitroMed, Inc. and Paligent Inc., all of which are biotechnology companies. From 1975 through 1993 Dr. Horovitz served on the Scientific Advisory Council at Princeton University and from 1976 through 1989 he served on the Advisory Board of Rutgers University College of Pharmacy. Dr. Horovitz received a Ph.D. and an M.S. in Pharmacology and a B.S. in Pharmacy from the University of Pittsburgh.

Yuichi Iwaki, M.D., Ph.D.

          Yuichi Iwaki, M.D., Ph.D., 54, has served as a director of Avigen since November 1994. Since September 2000, Dr. Iwaki has served as the chairman of the board of directors of MediciNova, Inc., a private, developmental stage pharmaceutical company. Since 1992, Dr. Iwaki has held three professorships at the University of Southern California School of Medicine in the Departments of Urology, Pathology and Surgery, and currently serves as Director of the Transplantation Immunology and Immunogenetic Laboratory. In addition, he holds visiting professorships at the University of California, Irvine, School of Medicine, Nihon University School of Medicine in Japan. Prior to joining the University of Southern California School of Medicine faculty in 1992, Dr. Iwaki held professorships at the University of Pittsburgh in the Departments of Surgery and Pathology from 1989 through 1991 and was the director of the transplantation laboratory. Dr. Iwaki received an M.D. and a Ph.D. from Sapporo Medicine School in Sapporo, Japan.

Directors Continuing in Office until the 2006 Annual Meeting of Stockholders:

Class II Directors

Philip J. Whitcome, Ph.D.

          Philip J. Whitcome, Ph.D., 55, has served as a director of Avigen since December 1992. In April 1995, Dr. Whitcome was elected Chairman of the Board and from March 1996 to December 1996 he served as acting Chief Financial Officer. From 1988 to 1994, Dr. Whitcome was President and Chief Executive Officer of Neurogen Corporation, a biopharmaceutical company. From 1981 to 1988, Dr. Whitcome was employed at Amgen Inc., a biopharmaceutical company, including service as Director of Strategic Planning. Prior to joining Amgen, he served as Manager of Corporate Development for Medical Products at Bristol-Myers Squibb Company, a pharmaceutical and healthcare products company, and held research and marketing management positions with the Diagnostics Division of Abbott Laboratories, a pharmaceutical and medical products company. Dr. Whitcome holds a Ph.D. in Molecular Biology from the University of California at Los Angeles, an M.B.A. from the Wharton School at the University of Pennsylvania and a B.S. in Physics from Providence College.

John K.A. Prendergast, Ph.D.

          John K.A. Prendergast, Ph.D., 50, is a co-founder of Avigen and has served as a director of Avigen since December 1992. Since 1993, he has served as President of SummerCloud Bay Inc., a consulting firm providing services to the biotechnology industry. From December 1992 to March 1996, Dr. Prendergast served as a Vice President and the Treasurer of Avigen. Dr. Prendergast is a co-founder and director of AVAX Technologies, Inc. and Palatin Technologies, Inc. (“Palatin”), both of which are biopharmaceutical companies. Dr. Prendergast is currently chairman of the board of directors of Palatin and is currently serving as the executive chairman of the board of directors of Antyra, Inc., a privately held biopharmaceutical company. Dr. Prendergast received M.Sc. and Ph.D. degrees from the University of New South Wales, Sydney, Australia and a C.S.S. in Administration and Management from Harvard University.

Independence of the Board of Directors

          As required under the National Association of Securities Dealers, Inc. (“NASD”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors.  The Board consults with Avigen’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASD, as in effect from time to time.

          Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Avigen, its senior management and its independent auditors, the Board affirmatively has determined that all of Avigen’s directors are independent directors within the meaning of the applicable NASD listing standards, except for Dr. Chahine, Avigen’s President and Chief Executive Officer, and Dr. Whitcome, the Chairman of the Board.

Information Regarding the Board of Directors and its Committees

          As required under new NASD listing standards, Avigen’s independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

          Avigen’s Board of Directors has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.  The following table provides membership information for 2003 for each of these committees:

Name	Audit	Compensation	Governance

Zola Horovitz, Ph.D.	X	X	X
Yuichi Iwaki, M.D., Ph.D.	X		X
John K.A. Prendergast, Ph.D.	X*	X*	X*
Daniel Vapnek, Ph.D.		X	X

*	Committee Chairperson

          Below is a description of each of these committees of the Board of Directors.  The Board of Directors has determined that each member of each committee meets the applicable rules and regulations of the SEC and NASD regarding “independence” for the committees on which they serve, and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to Avigen.

          Audit Committee

          The Audit Committee of the Board of Directors oversees Avigen’s corporate accounting and financial reporting process and has the direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors, who report directly and are accountable to the Audit Committee. For this purpose, the Audit Committee performs several functions.  The Audit Committee: has the sole authority to select, evaluate, replace and determine the compensation for the independent auditors; evaluates the independent auditors’ performance and assesses their qualifications; has the sole authority to approve audit and permissible non-audit services to be performed by the independent auditors; oversees the independence of the independent auditors and is responsible for receiving written statements from the independent auditors delineating all relationships between the independent auditors and Avigen consistent with Independence Standards Board Standard No. 1; establishes and maintains procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Avigen regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews with the independent auditors the adequacy and effectiveness of Avigen’s internal controls over financial reporting; reviews the financial statements to be included in Avigen’s Annual Report on Form 10-K; and has the specific responsibilities and authority necessary to comply with the NASD listing standards applicable to audit committees.  The Audit Committee met eight times during the fiscal year and did not act by unanimous written consent.  The Audit Committee is governed by a written Audit Committee Charter that is attached as Appendix A to these proxy materials.

          The Board of Directors annually reviews the NASD listing standards definition of independence for audit committee members and has determined that all members of Avigen’s Audit Committee are independent.  Pursuant to applicable SEC rules, Avigen is required to disclose whether it has an “audit committee financial expert” serving on its Audit Committee.  Although each member of the Audit Committee has been selected by the Board based on the Board’s determination that they are fully qualified to monitor the performance of management, the public disclosures by Avigen of its financial condition and results of operations, Avigen’s internal controls over financing reporting and the performance of Avigen’s independent auditors, as well as to analyze and evaluate Avigen’s financial statements, the Board has determined that none of the members of the Audit Committee meet all of the criteria set forth in such rules qualifying them as an “audit committee financial expert.”  The Board has determined that it is appropriate for the Audit Committee not to have an “audit committee financial expert” because Avigen’s financial statements are not overly complex, given the current stage of Avigen’s development, and the fact that Avigen does not currently have any meaningful revenue, such that, in the judgment of the Board, the financial sophistication of the current members of the Audit Committee, as proven by their service on the Audit Committee over the years as well as in their occupations outside of Avigen, is sufficient for the Audit Committee to ensure the integrity of Avigen’s financial statements and to fully and completely fulfill its role under its charter.  In addition, the Audit Committee has the ability on its own to retain and determine the compensation for, at Avigen’s expense, special legal, accounting or other advisors or consultants whenever it deems necessary or appropriate.

          Compensation Committee

          The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for Avigen.  The Compensation Committee: reviews and approves corporate performance goals and objectives relevant to the compensation of Avigen’s executive officers and other senior management; recommends to the Board for approval the compensation and other terms of employment of Avigen’s Chief Executive Officer; and recommends to the Board for approval the compensation and other terms of employment of the other executive officers.  The Compensation Committee met four times during the fiscal year and acted by unanimous written consent once.

          Corporate Governance and Nominating Committee

          The Corporate Governance and Nominating Committee of the Board of Directors is responsible for identifying, reviewing and evaluating qualified candidates to serve as directors of Avigen, establishing criteria for Board membership, recommending to the Board for selection candidates for election to the Board, including the reelection of current directors to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, including the committees of the Board, and overseeing all aspects of Avigen’s corporate governance functions.  In this regard, the Corporate Governance and Nominating Committee recommended to the Board that Dr. Chahine be nominated for election as a Class III director at the Annual Meeting and that Dr. Vapnek be nominated for reelection as a Class III director at the Annual Meeting. Avigen’s Corporate Governance and Nominating Committee charter is attached as Appendix B to these proxy materials.  The Board established the Corporate Governance and Nominating Committee in February 2004, and, accordingly, it did not meet during the 2003 fiscal year.  During the 2003 fiscal year, the Board as a whole performed the functions of a nominating committee.

          The Corporate Governance and Nominating Committee will consider all of the relevant qualifications of Board candidates, including such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Avigen, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our stockholders, and whether the Board candidates will be independent for  purposes of the NASD listing standards, as well as the current needs of the Board and Avigen.  In the case of incumbent directors whose terms of office are set to expire, the Committee will also review such directors’ overall service to Avigen during their term, and any relationships and transactions that might impair such directors’ independence.  The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  To date, the Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

          The Corporate Governance and Nominating Committee has not yet established a policy with regard to the consideration of director candidates recommended by stockholders.  Although the Committee is in the process of determining whether to establish such a policy, at this time, the Committee does not consider director candidates recommended by stockholders.  The Board has determined that it is appropriate for the Committee not to have such a policy at this time given the recent establishment of the Committee and the Board’s determination that the Committee is in the best position to identify, review, evaluate and select qualified candidates for Board membership.  To date, the Corporate Governance and Nominating Committee has not received a timely director nominee from a stockholder of Avigen.

Meetings of the Board of Directors

          The Board of Directors met four times during the last fiscal year and acted by unanimous written consent twice.  Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

Stockholder Communications with the Board of Directors

          Historically, Avigen has not adopted a formal process for stockholder communications with the Board.  Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.  Avigen believes that its responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year, the Corporate Governance and Nominating Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board.

Code of Business Conduct and Ethics

          Avigen has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on our website at www.avigen.com.  The Code of Business Conduct and Ethics may be found as follows:

•	From our main Web page, first click on “Investor Information.”
•	Next, click on “Corporate Governance.”
•	Finally, click on “Code of Business Conduct and Ethics.”

          If Avigen makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Avigen will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

          The Audit Committee of the Board of Directors for the fiscal year ended December 31, 2003 consisted of Drs. Horovitz, Iwaki and Prendergast. All members of Avigen’s Audit Committee are independent (as independence is defined in Rules 4200(a)(15) and 4350(d) of the NASD listing standards). In connection with the review and reassessment of the adequacy of Avigen’s written Audit Committee Charter undertaken by the members of the Audit Committee and management, the Board recently revised Avigen’s written Audit Committee Charter, a copy of which is attached as Appendix A to these proxy materials.

          The Audit Committee oversees Avigen’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in Avigen’s Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

          The Audit Committee is responsible for reviewing, approving and managing the engagement of the independent auditors, including the scope, extent and procedures of the annual audit and compensation to be paid therefor, and all other matters the Audit Committee deems appropriate, including the independent auditors’ accountability to the Board and the Audit Committee. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Avigen’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the Statement on Auditing Standards No. 61.  In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Avigen, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services with the auditors’ independence.

          The Audit Committee discussed with Avigen’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of Avigen’s internal controls and the overall quality of Avigen’s financial reporting. The Audit Committee held eight meetings during the fiscal year ended December 31, 2003.

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Avigen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has also retained, subject to stockholder ratification described in Proposal 3, Ernst & Young LLP as Avigen’s independent auditors for the fiscal year ending December 31, 2004.

AUDIT COMMITTEE

John K.A. Prendergast, Ph.D., Chairman
Zola Horovitz, Ph.D.
Yuichi Iwaki, M.D., Ph.D.

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2

APPROVAL OF AVIGEN’S 1996 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN, AS AMENDED

          In March 1996, the Board adopted, and the stockholders subsequently approved,  Avigen’s 1996 Non-Employee Directors’ Stock Option Plan (“Directors’ Plan”).  As a result of an amendment to the Directors’ Plan in August 2000, which the stockholders subsequently approved, there were 300,000 shares of common stock reserved for issuance under the Directors’ Plan as of December 31, 2003.

          In February 2004 and April 2004, the Board amended the Directors’ Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Directors’ Plan by 250,000 shares from a total of 300,000 shares to a total of 550,000 shares.  The Board adopted these amendments in order to ensure that Avigen can continue to grant stock options to its current non-employee directors pursuant to the automatic grant feature of the Directors’ Plan and to ensure that there is a sufficient number of shares available to provide for automatic grants to any new non-employee directors that may join Avigen’s Board in the future.

          As of December 31, 2003, options (net of canceled or expired options) covering an aggregate of 247,000 shares of Avigen’s common stock had been granted under the Directors’ Plan. Only 53,000 shares of common stock (plus any shares that may in the future be returned to the Directors’ Plan as a result of canceled or expired options) remained available for future grant under the Directors’ Plan.

          Stockholders are requested in this Proposal 2 to approve the Directors’ Plan as amended by the Board in February 2004 and April 2004. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Directors’ Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

          The essential features of the Directors’ Plan are outlined below:

General

          The Directors’ Plan provides for the automatic grant of nonstatutory stock options.  Options granted under the Directors’ Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  See “—Federal Income Tax Information” for a discussion of the tax treatment of nonstatutory stock options.

Purpose

          The Board adopted the Directors’ Plan to provide a means by which Avigen’s non-employee directors may be given an opportunity to purchase stock in Avigen, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for Avigen’s success.  Four of Avigen’s current directors are currently eligible to participate in the Directors’ Plan.

Administration

          The Board administers the Directors’ Plan.  The Board has the power to construe and interpret the Directors’ Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option.

          The Board has the power, which it has not yet exercised, to delegate administration of the Directors’ Plan to a committee composed of not fewer than two members of the Board.  As used herein with respect to the Directors’ Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

Stock Subject to the Directors’ Plan

          Pursuant to the February and April 2004 amendments (and subject to stockholder approval of this Proposal), an aggregate of 550,000 shares of common stock are reserved for issuance under the Directors’ Plan.  If options granted under the Directors’ Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Directors’ Plan.

Eligibility

          The Directors’ Plan provides that options may be granted only to non-employee directors of Avigen.  A “non-employee director” is defined in the Directors’ Plan as a director of Avigen who is not otherwise an employee of Avigen or any affiliate of Avigen.

Terms of Options

          The following is a description of the terms of options under the Directors’ Plan.  Individual option grants may not be more restrictive as to the terms described below.

          Automatic Grants.  An option to purchase 15,000 shares of Avigen’s common stock is automatically granted to each person who is elected for the first time to be a non-employee director of Avigen. In addition, options to purchase 10,000 shares of Avigen’s common stock are automatically granted at each annual meeting of Avigen’s stockholders to each non-employee director who has served for the entire preceding year.  An option to purchase a prorated number of shares is granted each non-employee director who has served for less than the full preceding year.

          Exercise Price; Payment.  The exercise price of options may not be less than 100%of the fair market value of the stock subject to the option on the date of the grant.  At December 31, 2003, the closing price of Avigen’s common stock as reported on the NASDAQ National Market was $5.89 per share.

          The exercise price of options granted under the Directors’ Plan must be paid in cash at the time the option is exercised if less than 1,000 shares are being purchased upon exercise.  If 1,000 or more shares are being purchased upon exercise, the exercise price may be paid in one of the following manners:  (i) in cash at the time the option is exercised, (ii) by delivery of other common stock of Avigen, or (iii) a combination of (i) and (ii).  Notwithstanding the foregoing, an option also may be exercised pursuant to a cashless exercise program which results in the receipt of cash (or check) by Avigen prior to the issuance of shares.

          Option Exercise.  Options granted under the Directors’ Plan become exercisable in cumulative increments (“vest”) with respect to one-third of the shares subject to the option on each anniversary of the date of grant during the optionholder’s service as a non-employee director of Avigen and during any subsequent employment of the optionholder by and/or service by the optionholder as a consultant to Avigen or an affiliate (collectively, “service”).  The Board does not have the power to accelerate the time during which an option may vest or be exercised. Options granted under the Directors’ Plan do not permit exercise prior to vesting.  To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Avigen to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned common stock of Avigen or by a combination of these means.

          Term.  The term of options granted under the Directors’ Plan is 10 years.  Options under the Directors’ Plan terminate 12 months after termination of the optionholder’s service unless such termination is due to the optionholder’s death, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionholder’s death) within 18 months of the optionholder’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder may designate a beneficiary who may exercise the option following the optionholder’s death. The option term is not extended in the event that exercise of the option within these periods is prohibited.

          Other Provisions.  The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors’ Plan as determined by the Board.

Restrictions on Transfer

          During the lifetime of the optionholder, an option may be exercised only by the optionholder or a transferee pursuant to a qualified domestic relations order.

Adjustment Provisions

          Transactions not involving receipt of consideration by Avigen, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class(es) and number of shares of common stock subject to the Directors’ Plan and outstanding options.  In that event, the Directors’ Plan will be appropriately adjusted as to the class(es) and the maximum number of shares of common stock subject to the Directors’ Plan, and outstanding options will be adjusted as to the class(es), number of shares and price per share of common stock subject to such options.

Effect of Certain Corporate Events

          The Directors’ Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of Avigen, specified type of merger, or other corporate reorganization (a “change in control”), the vesting and the time during which such options may be exercised will be accelerated to permit the optionholders to exercise their options in full prior to the change in control.  If the options are not exercised prior to the consummation of the change in control, the options will terminate.

          The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Avigen.

Duration, Amendment and Termination

          The Board may suspend or terminate the Directors’ Plan without stockholder approval or ratification at any time.  Unless sooner terminated, the Directors’ Plan will terminate on March 28, 2006.

          The Board may also amend the Directors’ Plan at any time or from time to time.  However, no amendment will be effective unless approved by the stockholders of Avigen within 12 months before or after its adoption by the Board if the amendment would change any provision of the Directors’ Plan in any way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of any applicable NASDAQ or securities exchange listing requirements.  However, the Board may not amend the Plan more than once every six months with respect to the provisions of the Directors’ Plan that relate to the amount, price and timing of grants, other than to comport with changes in the Code, or applicable regulations or rulings thereunder. The Board may submit any other amendment to the Directors’ Plan for stockholder approval.

Federal Income Tax Information

          Nonstatutory stock options granted under the Directors’ Plan generally have the following federal income tax consequences.

          There are no tax consequences to the optionholder or Avigen by reason of the grant of a nonstatutory stock option.  Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price.  If the optionholder becomes an employee, Avigen is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, Avigen will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

          Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock).  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.  Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

New Plan Benefits

          The following table presents certain information with respect to options to be granted under the Directors’ Plan on the date of the Annual Meeting to all non-employee directors as a group.

NEW PLAN BENEFITS
Avigen, Inc. 1996 Non-Employee Directors’ Stock Option Plan, as amended

Name and Position	Number of Shares Underlying Options Granted

Non-Employee Director Group	40,000

Equity Compensation Plan Information

          The following table provides certain information with respect to all of Avigen’s equity compensation plans in effect as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,754,457	$13.20	1,383,197
Equity compensation plans not approved by security holders	2,607,985	$12.23	2,906,426
Total	4,362,442	$12.62	4,289,623

          The following equity compensation plans of Avigen that were in effect as of December 31, 2003 were adopted without the approval of Avigen’s security holders:

Avigen’s 2000 Equity Incentive Plan

General

          Avigen’s 2000 Equity Incentive Plan (the “2000 Plan”) provides for the grant of nonqualified stock options, stock bonuses and restricted stock purchase awards (collectively, “stock awards”). To date, Avigen has granted only stock options under the 2000 Plan. An aggregate of 5,000,000 shares of common stock are reserved for issuance under the 2000 Plan.

Eligibility

          Stock awards may be granted under the 2000 Plan to employees (including officers), directors and consultants of Avigen and its affiliates. The aggregate number of shares issued pursuant to stock awards granted to officers and directors under the 2000 Plan may not exceed 40% of the number of shares reserved for issuance under the 2000 Plan, except that stock awards granted to officers prior to their employment by Avigen as an inducement to entering into employment contracts with Avigen are not included in the 40% limitation.

Terms of Stock Awards

          Exercise Price; Payment.  The exercise price of options and restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Avigen or its affiliates.

          The exercise price of options and restricted stock purchase awards granted under the 2000 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other common stock of Avigen.

          Stock Award Vesting.  Stock awards granted under the 2000 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Avigen (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments (“vest”) as determined by the Board. The Board has the power to accelerate the time during which stock awards may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Avigen to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting.

          Term.  The term of options granted under the 2000 Plan are determined by the Board in its discretion. Options under the 2000 Plan generally terminate three months after termination of the participant’s service, subject to extension in certain circumstances. Avigen generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 2000 Plan, but have not yet vested as of the date the participant terminates his or her service.

          Effect of Certain Corporate Events. The 2000 Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of Avigen, specified type of merger, or other corporate reorganization (a “change in control”), any surviving corporation must either assume any stock awards outstanding under the 2000 Plan or substitute similar stock awards for those outstanding under the 2000 Plan, or else the outstanding stock awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue the stock awards outstanding under the 2000 Plan, or to substitute similar stock awards, then, with respect to stock awards held by persons then performing services as employees, directors, or consultants of Avigen, the vesting and the time during which these stock awards may be exercised will be accelerated in full.

The Chairman’s Grant

          The Chairman’s Grant is comprised of a single stock option granted to Philip J. Whitcome, Ph.D. to purchase 515,248 shares of Avigen’s common stock at an exercise price of $0.49 per share, the fair market value of the stock as determined by the Board of Directors on the date of grant. This stock option was granted outside of Avigen’s equity compensation plans without the approval of Avigen’s security holders. The exercise price of the Chairman’s Grant may be paid either (i) in cash, (ii) by delivery of other common stock of Avigen, (iii) pursuant to a deferred payment arrangement or (iv) a combination of (i), (ii) and/or (iii). The shares issuable pursuant to the Chairman’s Grant were fully vested as of December 31, 2003; however, no part of this option has been exercised. The Chairman’s Grant will terminate upon the earlier of three months after termination of Dr. Whitcome’s service to Avigen or July 2005.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          The Audit Committee of the Board of Directors has selected Ernst & Young LLP as Avigen’s independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.  Ernst & Young LLP has audited Avigen’s financial statements since its inception in 1992.  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

          Neither Avigen’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as Avigen’s independent auditors.  However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Avigen and its stockholders.

          The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to ratify the selection of Ernst & Young LLP.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Auditors’ Fees

                    The following is a summary of the aggregate fees billed to Avigen by Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2003 and 2002.

	Fiscal Year Ended December 31,

	2003	2002

Audit Fees	$137,000	$116,000
Audit-Related Fees	—	—
Tax Fees	28,895	25,750
All Other Fees	—	—

Total Fees	$165,895	$141,750

          Audit Fees.  Consists of fees billed for professional services rendered for the audit of Avigen’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

          Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Avigen’s financial statements and are not reported under “Audit Fees.”  During each of the fiscal years ended December 31, 2003 and 2002, no audit-related fees were billed by Ernst & Young LLP.

          Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  During each of the fiscal years ended December 31, 2003 and 2002, these services included the preparation and review of Avigen’s income tax returns and general tax advice and planning.  For the fiscal year ended December 31, 2003, these services also included consultations related to sales and use tax matters.

          All Other Fees. Consists of fees for products and services other than the services described above.  During each of the fiscal years ended December 31, 2003 and 2002, no fees were billed by Ernst & Young LLP other than as set forth under “Audit Fees” and “Tax Fees” above.

          The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

Pre-Approval of Audit and Non-Audit Services

          Avigen’s Audit Committee pre-approves all audit and permissible non-audit services provided by its independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Prior to engaging Avigen’s independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement of Avigen’s independent auditors to render that service.  Accordingly, Avigen does not engage its independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance.  As such, the engagement of Ernst & Young LLP to render 100% of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the ownership of Avigen’s common stock as of March 15, 2004 (except as noted): (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table presented later in this proxy statement; (iii) all executive officers and directors of Avigen as a group; and (iv) all those known by Avigen to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership (1)

Beneficial Owner	Number of Shares	Percent of Total

Directors and Executive Officers
Philip J. Whitcome, Ph.D.(2)	707,745	3.36%
John Monahan, Ph.D.(3)	575,798	2.78%
Thomas J. Paulson(4)	301,445	1.46%
Kenneth G. Chahine, Ph.D., J.D.(5)	247,966	1.20%
Glenn Pierce, Ph.D., M.D.(6)	52,500	*
Yuichi Iwaki, M.D., Ph.D.(7)	196,348	*
John K.A. Prendergast, Ph.D.(8)	116,108	*
Zola Horovitz, Ph.D.(9)	52,500	*
Daniel Vapnek, Ph.D.(10)	10,836	*
All executive officers and directors as a group (9 persons)(11)	1,692,948	7.76%
5% Stockholders
Dimensional Fund Advisors Inc.(12) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,556,472	7.65%
Federated Investors, Inc.(13) Federated Investors Tower 5800 Corporate Drive Pittsburgh, PA 15222-3779	1,134,800	5.58%
Apex Capital, LLC(14) 25 Orinda Way, Suite 300 Orinda, CA 94563	1,040,166	5.11%

* Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Avigen believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,353,387 shares outstanding on March 15, 2004, adjusted as required by rules promulgated by the SEC.  Unless otherwise indicated, the address of each of the individuals and entities listed in this table is c/o Avigen at the address on the first page of this proxy statement.

(2)

Includes 690,558 shares issuable upon the exercise of options held by Dr. Whitcome that are exercisable within 60 days of the date of this table.  Also includes 17,187 shares of common stock held by the Philip J. Whitcome Revocable Trust.  Dr. Whitcome is a trustee of the Philip J. Whitcome Revocable Trust and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(3)

Includes 355,624 shares issuable upon the exercise of options held by Dr. Monahan that are exercisable within 60 days of the date of this table.  Also includes 104,522 shares held in the name of Dr. Monahan’s former spouse and for which Dr. Monahan has voting rights. Dr. Monahan served as President, Chief Executive Officer and as a director of Avigen since 1992 and resigned from Avigen in March 2004.

(4)

Includes 281,290 shares issuable upon the exercise of options held by Mr. Paulson that are exercisable within 60 days of the date of this table.  Also includes 1,000 shares held in the name of Mr. Paulson’s wife.

(5)	Consists solely of shares issuable upon the exercise of options held by Dr. Chahine that are exercisable within 60 days of the date of this table.

(6)	Consists solely of shares issuable upon the exercise of options held by Dr. Pierce that are exercisable within 60 days of the date of this table.

(7)

Includes 46,250 shares issuable upon the exercise of options held by Dr. Iwaki that are exercisable within 60 days of the date of this table, as well as 128,371 shares of common stock held by the Iwaki Family Limited Partnership.  Dr. Iwaki is a partner of the Iwaki Family Limited Partnership and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.  Dr. Iwaki also holds 3,643 of such shares with his wife.  Also includes warrants to purchase 18,084 shares of common stock held by Iwaki & Associates.  Dr. Iwaki is a partner of Iwaki & Associates and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(8)	Includes 57,500 shares issuable upon the exercise of options held by Dr. Prendergast that are exercisable within 60 days of the date of this table.

(9)	Consists solely of shares issuable upon the exercise of options held by Dr. Horovitz that are exercisable within 60 days of the date of this table.

(10)	Consists solely of shares issuable upon the exercise of options held by Dr. Vapnek that are exercisable within 60 days of the date of this table.

(11)

Includes an aggregate of 1,464,984 shares issuable upon exercise of options and warrants which executive officers and directors of Avigen have the right to acquire within 60 days of the date of this table.  Due to Dr. Monahan’s resignation from Avigen on March 12, 2004, such number does not include shares held by Dr. Monahan, nor does such number include any shares issuable upon the exercise of options held by Dr. Monahan that are exercisable within 60 days of the date of this table.

(12)

Based upon a Schedule 13G/A filed with the SEC on February 6, 2004 by Dimensional Fund Advisors Inc. (“DFA”).  DFA, a registered investment advisor, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts.  In its role as investment advisor or manager, DFA possesses voting and/or investment power over such shares, and may be deemed to be the beneficial owner of such shares.  DFA disclaims beneficial ownership of such shares.  Schedule 13G provides information only as of December 31, 2003 and, consequently, DFA’s beneficial ownership of Avigen’s common stock may have changed between December 31, 2003 and March 15, 2004.

(13)

Based upon a Schedule 13G filed with the SEC on February 13, 2004 by Federated Investors, Inc. (the “FII”) in its capacity as the parent holding company of Federated Investment Management Company, Federated Investment Counseling, and Federated Global Investment Management Corp. (collectively, the “Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that own such shares.  The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of FII.  All of FII’s outstanding voting stock is held in a Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”).  FII, the Trust, and each of the Trustees have shared voting and dispositive power over the shares but expressly disclaim beneficial ownership of the shares.  Schedule 13G provides information only as of December 31, 2003 and, consequently, FII’s beneficial ownership of Avigen’s common stock may have changed between December 31, 2003 and March 15, 2004.

(14)

Information is as provided by Apex Capital, LLC (“Apex”).  Apex is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. Sanford J. Colen is the manager of Apex and Daniel S. Katz is a portfolio manager for Apex.  Each of Apex and Messrs. Katz and Colen have shared voting and dispositive power with respect to such shares.  Such shares do not include 2,500 shares of Avigen’s common stock that Mr. Colen has sole voting and dispositive power over, and does not include 43,432 shares of Avigen’s common Stock which Mr. Katz has sole voting and dispositive power over.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

          To Avigen’s knowledge, based solely on a review of the copies of such reports furnished to Avigen and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

Compensation of Directors

          Each of Avigen’s non-employee directors receives a quarterly retainer of $3,000 (plus $500 for each committee meeting attended by committee members).  In the fiscal year ended December 31, 2003, the total compensation paid to non-employee directors was $62,500.  The members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Avigen’s policy.

          Each of Avigen’s non-employee directors also receives stock option grants under the Directors’ Plan, as described under Proposal 2 above.  Only non-employee directors of Avigen are eligible to receive options under the Directors’ Plan.  As described under Proposal 2 above, options to purchase 10,000 shares of Avigen’s common stock are automatically granted at each annual meeting of Avigen’s stockholders to each non-employee director who has served for the entire preceding year.  An option to purchase a prorated number of shares is granted each non-employee director who has served for less than the full preceding year.  In addition, each director who is elected for the first time to be a non-employee director of Avigen is automatically granted an option to purchase 15,000 shares under the Directors’ Plan upon the date of initial election to the Board whether by the Board or stockholders of Avigen.  No other options may be granted at any other time under the Directors’ Plan.

          During the last fiscal year, Avigen made four grants of options to the group of non-employee directors of Avigen then in office (Drs. Horovitz, Iwaki, Prendergast and Vapnek).  Each of Drs. Horovitz, Iwaki, Prendergast and Vapnek received options covering 10,000 shares at an exercise price per share of $3.94, the fair market value of such common stock on the date of grant.  As of March 15, 2004, options to purchase 20,000 shares had been exercised under the Directors’ Plan.

Compensation of Executive Officers

          The following table shows for the calendar years ended December 31, 2001, 2002 and 2003, compensation awarded or paid to, or earned by, Avigen’s Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2003 (the “Named Executive Officers”). Commensurate with Avigen’s practice prior to the change in Avigen’s fiscal year end from June 30 to December 31, the salary and bonus components of the Named Executive Officers’ compensation are determined based upon a twelve month period ended June 30 of each year. Salary and bonus information reflects salary and bonus actually earned during the year, treating the bonus as having been earned ratably over the twelve months ending with the applicable month of June. Stock option awards are reported in the calendar year in which granted.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation

Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($) (1)

John Monahan, Ph.D.(2) Former President and Chief Executive Officer	2003 2002 2001	365,096 344,850 315,000		— — 100,000	— — —		40,000 50,000 150,000	2,175 2,175 2,165
Kenneth G. Chahine, Ph.D., J.D.(3) President and Chief Executive Officer	2003 2002 2001	286,325 241,075 197,750		— — 50,000	— — —		75,000 37,500 100,000	4,863 4,863 3,378	(4) (4) (5)
Thomas J. Paulson Vice President, Finance, and Chief Financial Officer	2003 2002 2001	246,777 234,135 217,560		— — 50,000	— — —		40,000 37,500 100,000	9,505 9,505 7,914	(6) (6) (7)
Glenn Pierce, M.D., Ph.D. Vice President, Research and Clinical Development	2003 2002 2001	228,375 35,913 —	(8)	— — —	189,577 — —	(9)	40,000 120,000 —	4,411 319 —	(10)
Philip J. Whitcome, Ph.D. Chairman of the Board	2003 2002 2001	170,007 161,291 149,544		— 50,000	— — —		40,000 25,000 75,000	5,599 5,541 5,429	(11) (11) (11)

(1)	Except as otherwise indicated, represents insurance premiums paid by Avigen with respect to term life and disability insurance for the benefit of the Named Executive Officer.

(2)	Dr. Monahan resigned from Avigen in March 2004.

(3)	Dr. Chahine has held various positions with Avigen since joining Avigen in 1998 and was appointed President and Chief Executive Officer in March 2004.

(4)

$452 represents insurance premiums paid by Avigen with respect to additional long term disability insurance for each of the calendar years ended December 31, 2002 and 2003, and $2,500 represents matching contributions to Avigen’s 401(k) savings plan.

(5)

$452 represents insurance premiums paid by Avigen with respect to additional long term disability insurance for the calendar year ended December 31, 2001, and $1,094 represents matching contributions to Avigen’s 401(k) savings plan.

(6)

$5,094 represents insurance premiums paid by Avigen with respect to additional long term disability insurance for each of the calendar years ended December 31, 2002 and 2003, and $2,500 represents matching contributions to Avigen’s 401(k) savings plan.

(7)

$5,094 represents insurance premiums paid by Avigen with respect to additional long term disability insurance for the calendar year ended December 31, 2001, and $919 represents matching contributions to Avigen’s 401(k) savings plan.

(8)	Dr. Pierce joined Avigen in November 2002.

(9)	Represents relocation expenses reimbursed by Avigen to Dr. Pierce.

(10)	$2,500 represents matching contributions to Avigen’s 401(k) savings plan.

(11)	$3,853 represents insurance premiums paid by Avigen with respect to additional long term disability insurance for each of the calendar years ended December 31, 2001, 2002 and 2003.

Stock Option Grants and Exercises

          The following tables show for the fiscal year ended December 31, 2003, certain information regarding options granted to, exercised by, and held at year end by, each of the Named Executive Officers. All options were granted pursuant to the 2000 Plan.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted (#)(1)	Percentage of Total Options Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/SH)	Expiration Date

Name					5% ($)	10%($)

Dr. Monahan(4).	40,000	6.19%	3.53	12/31/07	35,701	78,115
Dr. Chahine(5).	75,000	11.61%	3.53	5/19/13	166,500	421,943
Mr. Paulson.	40,000	6.19%	3.53	5/19/13	88,800	225,036
Dr. Pierce	40,000	6.19%	3.53	5/19/13	88,800	225,036
Dr. Whitcome	40,000	6.19%	3.53	5/19/13	88,800	225,036

(1)

Options granted become exercisable at the rate of 6.25% of the shares subject to the option each quarter for four years. The options expire 10 years from the date of grant, or earlier upon termination of employment. The exercise price per share was equal to the fair market value of Avigen’s common stock on the date of grant.

(2)	Based upon options to purchase 645,800 shares granted to employees of Avigen during the fiscal year ended December 31, 2003.

(3)

The potential realizable value is calculated based on the term of the option at its time of grant, or ten years (other than with respect to Dr. Monahan, whose option term expires on December 31, 2007 in connection with his resignation from Avigen in March 2004), compounded annually.  Assumed stock price appreciation of 5% and 10% is used pursuant to rules promulgated by the SEC. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised and sold on the last day of its term at the appreciated price. No gain to the optionee is possible unless the stock price increases over the option term.

(4)	Dr. Monahan resigned from Avigen in March 2004.

(5)	Dr. Chahine has held various positions with Avigen since joining Avigen in 1998 and was appointed President and Chief Executive Officer in March 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2003 (#)(1)		Value of Unexercised In-the Money Options at December 31, 2003 ($)(2)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Dr. Monahan(3).	—	—	306,875	165,625	117,763	88,500
Dr. Chahine(4).	—	—	208,904	158,596	20,636	165,939
Mr. Paulson.	—	—	246,603	125,783	196,664	88,500
Dr. Pierce	—	—	32,500	127,500	5,900	88,500
Dr. Whitcome	—	—	663,684	101,564	2,815,705	88,500

(1)	Reflects shares vested and unvested at December 31, 2003.

(2)	Value is based on the fair market value of Avigen’s Common Stock at December 31, 2003 ($5.89) with respect to in-the-money options minus the exercise price of the options.

(3)	Dr. Monahan resigned from Avigen in March 2004.

(4)	Dr. Chahine has held various positions with Avigen since joining Avigen in 1998 and was appointed President and Chief Executive Officer in March 2004.

Employment, Severance and Change of Control Agreements

          In August 1992, Avigen entered into an employment agreement with John Monahan, Avigen’s former President and Chief Executive Officer.  The employment agreement provides for, among other things, severance payments and benefits at the standard compensation rate for 12 months or until new employment in the gene therapy field is commenced, unless termination is for just cause.  In connection with Dr. Monahan’s resignation from Avigen in March 2004, Avigen entered into a severance agreement with Dr. Monahan which provides that Dr. Monahan will receive as severance the continuation of his salary and certain health benefits through December 2005, and that the term during which Dr. Monahan may exercise his outstanding stock options will be extended until the earlier of December 31, 2007 or the end of the original term of such options.   These severance benefits are in lieu of any severance benefits Dr. Monahan would otherwise be entitled under the terms of his August 1992 employment agreement.

          In August 1996, Avigen entered into an employment agreement with Thomas J. Paulson, Avigen’s Vice President, Finance and Chief Financial Officer.  The employment agreement provides for, among other items:  (i) a minimum base salary of $160,000 and (ii) an option to purchase 100,000 shares of Avigen’s common stock at a price and vesting schedule to be determined by the Board.

          Avigen has established a Management Transition Plan.  Under this plan, all executive officers and certain non-officers of Avigen will receive salary and benefits under certain change of ownership situations.  Officers will receive up to 18 months of salary and benefits continuation if terminated within 18 months following a “Change in Control” as defined in the Management Transition Plan.

Certain Relationships and Related Transactions

          Avigen has entered into indemnity agreements with certain officers and directors which provide, among other things, that Avigen will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Avigen, and otherwise to the fullest extent permitted under Delaware law and Avigen’s Bylaws.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION(1)

Compensation Committee

          The Compensation Committee of the Board of Directors is currently composed of Drs. Horovitz, Prendergast and Vapnek, all of whom are independent (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards.  The Compensation Committee is responsible for establishing Avigen’s compensation programs for all employees, including executives. For executive officers, the Compensation Committee evaluates performance and determines compensation policies and levels.

Compensation Philosophy

          The primary goal of the compensation program is to align compensation with business objectives and performance. Avigen’s aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of Avigen and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and creation of stockholder value, the Board of Directors has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this philosophy are:

•	Avigen pays competitively with biotechnology companies with which Avigen competes for talent.

•	Avigen maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

•

Avigen provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to Avigen’s business challenges and opportunities as owners and not just as employees.

          Base Salary.  The Compensation Committee annually reviews each executive officer’s base salary. Among the factors taken into consideration are (1) individual and corporate performance, (2) levels of responsibility, (3) prior experience, (4) breadth of knowledge of the industry and (5) competitive pay practices.

          Bonus.  Avigen believes that executive performance may be maximized via a system of annual incentive awards. The actual incentive awards earned depend on the extent to which Avigen and individual performance objectives are achieved. During the fiscal year, the Compensation Committee will review and approve the annual performance objectives for Avigen and the individual officers. Avigen’s objectives consist of operating, strategic and financial goals that are considered to be critical to Avigen’s overall goal: building stockholder value. For the next fiscal year the Board of Directors determined that the primary goals in building stockholder value were:

•	understanding, identifying and developing products in the research pipeline as candidates for clinical testing;

•	implementing strategies relating to the development of manufacturing capacity for clinical testing;

•	establishing strategic corporate collaborations to facilitate product development and provide support for clinical testing; and

•	identifying additional potential uses for products which are currently under development.

          Long-Term Incentives.  Avigen’s long-term incentive program consists of the following plans (the “Plans”) under which Avigen has granted stock options to its executive officers: 1993 Stock Option Plan, 1996 Equity Incentive Plan and 2000 Equity Incentive Plan. Avigen has also granted a “stand-alone” grant outside of the Plans to

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

the Chairman of the Board of Directors of Avigen. The Plans utilize vesting periods (generally four years) to encourage key employees to continue in the employ of Avigen. Through option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the Plans generally is 100% of fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if Avigen’s common stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the biotechnology industry and Avigen’s philosophy of significantly linking executive compensation with stockholder interests.

Chief Executive Officer Compensation

          The base salary and stock option granted to John Monahan, Avigen’s President and Chief Executive Officer during the 2003 fiscal year, were determined in accordance with the criteria described in the “Base Salary,” “Bonus” and “Long Term Incentives” sections of this report.

          The determination of Dr. Monahan’s 2003 compensation was based on several key assessment criteria that had been established in consultation with Dr. Monahan. The Principal areas for evaluation were as follows:

•	The progress of Avigen’s therapeutic programs in general;

•	The progress of Avigen’s Factor IX clinical trial;

•	The general strategic direction of Avigen including the October 2002 reduction-in-force; and

•	The current return to stockholders based on the accomplishment of key corporate milestone events.

          The Committee evaluated and discussed the performance of Avigen with Dr. Monahan with respect to each of these principal areas. In particular, the Committee noted that, while there had been certain difficulties associated with the Factor IX clinical trial that were out of Avigen’s control, the Committee believed that the main performance measurement of Avigen in relation to Avigen’s stockholders depended on the specific progress of this trial. Following its discussion and evaluation, the Committee determined that Avigen had not made substantial progress in any of these principal areas and had not met the Board of Director’s expectations regarding the achievement of key corporate milestone events.

          Based on these assessments, the Committee decided to recommend to the Board of Directors that the Company not award any bonus to Dr. Monahan for the period. However, it recommended that Dr. Monahan’s base salary compensation was to be increased by 6% and that he was to be awarded 40,000 options. The salary increase and the option awards were identical to the rest of the officers of Avigen with the exception of Dr. Kenneth Chahine, who was promoted to Chief Operating Officer during the period.

          In consultation with the Board, these recommendations for Dr. Monahan were discussed and duly passed by resolution.

Limitation on Deduction of Compensation Paid to Certain Named Executive Officers

          Section 162(m) of the Internal Revenue Code limits Avigen to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain Named Executive Officers (as defined in this proxy statement) in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Internal Revenue Code.

          The Compensation Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year will exceed $1 million. Therefore, the Compensation Committee has not established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as “performance-based compensation.”

COMPENSATION COMMITTEE

John K.A. Prendergast, Ph.D.
Chairman Zola Horovitz, Ph.D.
Daniel Vapnek, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          Drs. Horovitz, Prendergast and Vapnek served as members of the Compensation Committee during the fiscal year ended December 31, 2003.  Dr. Prendergast was an executive officer of Avigen from December 1992 to 1995.

          None of Avigen’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Avigen’s Board or Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON(1)

          The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1998 for (i) Avigen’s common stock, (ii) the NASDAQ National Market (U.S.) (“NASDAQ”) and (iii) the American Stock Exchange Biotechnology Index (the “AMEX Biotech”).  All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

Comparison of 5 year Cumulative Total Return on Investment(2)

(1)

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)	The AMEX Biotechnology Index is calculated using an equal-dollar weighing methodology.

HOUSEHOLDING OF PROXY MATERIALS

          The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

          This year, a number of brokers with account holders who are Avigen stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or Avigen that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Investor Relations, Avigen, Inc., 1301 Harbor Bay Parkway, Alameda, California 94502, or (3) contact our Controller, Andrew Sauter, at (510) 748-7150. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.  In addition, Avigen will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

          The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Thomas J. Paulson
Chief Financial Officer and Secretary

          April 28, 2004

          A copy of Avigen’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal ended December 31, 2003 is available without charge upon written request to: Investor Relations, Avigen, Inc., 1301 Harbor Bay Parkway, Alameda, California 94502.

APPENDIX A

AVIGEN, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

ORGANIZATION

The Audit Committee of the Board of Directors of Avigen, Inc. (the “Company”) shall consist of at least three members of the Board of Directors (the “Board”).  The members of the Audit Committee shall meet the independence and financial sophistication requirements of The Nasdaq Stock Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (“SEC”); provided, however, that if permitted by the Nasdaq rules and the rules and regulations of the SEC, one member need not meet the independence requirements under the conditions specified by such requirements and rules and regulations.

STATEMENT OF PURPOSE AND POLICY

The primary purpose of the Audit Committee shall be to act on behalf of the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company. The Audit Committee shall also establish procedures, and maintain easy access to the Audit Committee, for all employees and consultants to the Company to voice concerns and report potential misconduct to the Audit Committee. The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders.

AUTHORITY

The Audit Committee shall have authority to appoint, determine compensation for, at the expense of the Company, retain and oversee the independent auditors as set forth in Section 10A(m)(2) of  the Securities Exchange Act of 1934, as amended, and the rules thereunder and otherwise to fulfill its responsibilities under this charter.  The Audit Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Audit Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Audit Committee, are necessary or appropriate in carrying out its duties. The Audit Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Audit Committee to discharge his or her responsibilities hereunder. The Audit Committee shall have authority to require that any of the Company’s personnel, counsel, independent auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Audit Committee or meet with any member of the Audit Committee or any of its special legal, accounting or other advisors and consultants.

RESPONSIBILITIES

The Audit Committee shall oversee the Company’s financial reporting process on behalf of the Board, and shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors, who shall report directly and be accountable to the Committee.  In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee shall:

•	Have sole authority to hire and terminate the independent auditors.

1

•	Negotiate, execute and deliver the engagement letter to be entered into between the Company and the independent auditors, and establish the compensation to be received by the independent auditors.

•

Have the sole authority to approve all audit, review and attest services, as well as non-audit services (but only as permitted by the Nasdaq rules and the rules and regulations of the SEC, which authority the Audit Committee may delegate to one or more members of the Audit Committee), to be performed by the independent auditors.

•

Evaluate on a periodic basis the independence and performance of the independent auditors to be engaged to audit the financial statements of the Company and its divisions and subsidiaries and, if determined by the Audit Committee that the independent auditors are not independent or for any other reason, replace the independent auditors.

•

Receive written statements from the independent auditors delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1, and consider and discuss with the auditors any disclosed relationships or services that could affect the auditors’ objectivity and independence, and if so determined by the Audit Committee, take appropriate action.

•

Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Resolve any disagreements between the independent auditors and management regarding financial reporting.

•

Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and to elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

•

Review with the independent auditors and the Company’s financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

•

Review the financial statements contained in the annual report to stockholders with management and the independent auditors, as well as all significant correcting adjustments identified by the independent auditors, to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

•

Meet with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

•

Have the sole authority to approve the hiring of any employee who is employed by the independent auditor, or has been employed by an independent auditor within the five years prior to the date of determination whether or not to hire such employee.

•	Review accounting and financial human resources planning within the Company.

•

Review the Management’s Discussion and Analysis section of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for purpose of determining if this section of the Company’s periodic reports adequately disclose any off-balance sheet transactions by the Company, which authority the Audit Committee may delegate to one or more members of the Audit Committee.

•

Review the Company’s press releases containing pro forma financial information for the purpose of ensuring that such press releases properly disclose financial information presented in accordance with generally accepted

2

accounting principles and adequately disclose how such pro forma information differs from financial information presented in accordance with generally accepted accounting principles.

•

Review and approve all related party transactions as such term is used by SFAS No. 57 or as otherwise required to be disclosed in the corporation’s financial statements or periodic filings with the SEC.  It is management’s responsibility to bring such related party transactions to the attention of the members of the Audit Committee.

•

Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and a policy of open access to the members of the Audit Committee by the employees and consultants to the Company, to enable the employees and consultants to bring to the attention of the Audit Committee concerns held by such employees and consultants regarding the financial reporting of the Company, and to report potential misconduct to the Audit Committee.

•

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and separate accountants for this purpose if, in its judgment, such retention or investigation is appropriate.

•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

•	Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing.

•	Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

          The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

3

APPENDIX B

AVIGEN, INC.
CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

ORGANIZATION

          The Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Avigen, Inc., a Delaware corporation (the “Company”), shall consist of at least two (2) members of the Board.  No Committee member shall be an employee of the Company and each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board, in accordance with the applicable independence requirements of The Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission (“SEC”). The members of the Committee and the Committee chairperson shall be appointed by the Board.

STATEMENT OF POLICY

          The purpose of the Committee shall be to (i) oversee all aspects of the Company’s corporate governance functions on behalf of the Board; (ii) make recommendations to the Board regarding corporate governance issues; (iii) identify, review and evaluate candidates to serve as directors of the Company; (iv) serve as a focal point for communication between such candidates, non-committee directors and the Company’s management; (v) recommend such candidates to the Board; and (vi) make such other recommendations to the Board regarding affairs relating to the directors of the Company, including director compensation.

OPERATING PRINCIPLES AND PROCESSES

          In fulfilling its function and responsibilities, the Committee should give due consideration to the following operating principles and processes:

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Communication – Regular and meaningful contact throughout the year with the Board, committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is viewed as important for strengthening the Committee’s knowledge of relevant current and prospective corporate governance issues.

•

Committee Education/Orientation – Developing with management and participating in a process for systematic review of important corporate governance issues and trends in corporate governance practices that could potentially impact the Company will enhance the effectiveness of the Committee.

•

Resources – The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

•	Reporting to the Board – The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

RESPONSIBILITIES

          The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Delaware General Corporation Law, each as in effect from time to time.  The Committee will have the full power and authority to carry out the following primary responsibilities or to delegate such power and authority to one (1) or more subcommittees of the Committee:

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•

Director Nominations – The Committee, in consultation with the Chief Executive Officer, has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest as well as applicable independence and experience requirements.

The Committee shall also have the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of current directors for reelection to the Board as well as monitoring the size of the Board. The selection of nominees for director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

The Committee shall have the power and authority to consider board nominees and proposals submitted by the Company’s stockholders and to establish any procedures, including procedures to facilitate stockholder communication with the Board of Directors, and to make any such disclosures required by applicable law in the course of exercising such authority.

•

Board Assessment – The Committee shall periodically review, discuss and assess the performance of the Board, including Board committees, seeking input from senior management, the full Board and others.  The assessment includes evaluation of the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company.  The Committee shall also consider and assess the independence of Directors, including whether a majority of the Board continue to be independent from management in both fact and appearance, as well as within the meaning prescribed by The Nasdaq Stock Market. The results of such reviews shall be provided to the Board for further discussion as appropriate.

•

Board Committee Nominations – The Committee, in consultation with the Chief Executive Officer, and after due consideration of the wishes, independence and experience of the individual directors and independence and experience requirements in accordance with The Nasdaq Stock Market, the rules and regulations of the Securities and Exchange Commission and applicable law, shall recommend to the entire Board annually the chairmanship and membership of each committee.

•	Continuing Education – The Committee shall also consider instituting a plan or program for the continuing education of directors.

•

Corporate Governance Principles – The Committee shall develop a set of corporate governance principles to be applicable to the Company, shall periodically review and assess these principles and their application, and shall recommend any changes deemed appropriate to the Board for its consideration.  Further, the Committee shall periodically review Company policy statements to determine their adherence to the Company’s Code of Conduct.

•

Code of Business Conduct and Ethics – The Committee shall periodically review and assess the adequacy of the Company’s Code of Business Conduct and Ethics (the “Code”) and shall recommend proposed changes to the Board of Directors.  The Committee shall ensure the Code addresses specific requirements applicable to senior financial officers and principal executive officers under the securities laws and other applicable regulations, as well as the reporting of any illegal or unethical behavior.

•

Code of Conduct Compliance – The Committee shall oversee compliance with the Code insofar as it applies to the Company’s directors and officers, including the handling of reports and investigations involving such individuals.  The Committee shall report the findings of such investigations to the Board of Directors and advise the Board with respect to remedial actions taken or waivers granted.

•

Procedures for Information Dissemination – The Committee shall oversee and review the processes and procedures used by the Company to provide information to the Board and its committees.  The Committee should consider, among other factors, the reporting channels through which the Board and its committees

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receive information and the level of access to outside advisors where necessary or appropriate, as well as the procedures for providing accurate, relevant and appropriately detailed information to the Board and its committees on a timely basis.

•

Director Compensation – The Committee shall periodically review the compensation paid to non-employee Directors for their service on the Board and its committees and recommend any changes considered appropriate to the full Board for its approval.

MEETINGS

          The Committee will hold at least one (1) regular meeting per year and additional meetings as the Committee deems appropriate. At the discretion of the Committee, the President, Chief Executive Officer, Chairman of the Board (if so designated) and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee.

MINUTES AND REPORTS

          Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company.  The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

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APPENDIX C

AVIGEN, INC.

1996 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

Adopted March 29, 1996
Approved By Stockholders April 30, 1996
Amended By the Board of Directors on September 24, 1999
Approved By Stockholders November 12, 1999
Amended By the Board of Directors on June 14, 2000
Approved By Stockholders November 17, 2000
Amended By the Board of Directors on August 14, 2001
Approved By the Stockholders on November 16, 2001
Amended By the Board of Directors on February 24, 2004 and April 21, 2004
[Approved By the Stockholders on May 26, 2004]

1.           PURPOSE.

             (a)  The purpose of the Avigen, Inc. 1996 Non-Employee Directors’ Stock Option Plan (the “Plan”) is to provide a means by which each director of Avigen, Inc. a Delaware corporation (the “Company”) who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company.

             (b)  The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

             (c)  The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.           ADMINISTRATION.

             (a)  The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

             (b)  The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”).  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.          SHARES SUBJECT TO THE PLAN.

             (a)  Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate [five hundred fifty thousand (550,000)] shares of the Company’s Common Stock.  If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

             (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

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4.          ELIGIBILITY.

             Options shall be granted only to Non-Employee Directors of the Company.

5.          NON-DISCRETIONARY GRANTS.

             (a)  Each person who is, after the Effective Date, elected for the first time to be a Non-Employee Director automatically shall, upon the date of initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase fifteen thousand (15,000) shares of Common Stock of the Company on the terms and conditions set forth herein.

             (b)  At each annual meeting of the Company’s stockholders after the Effective Date (i) each person who is then a Non-Employee Director and continuously has been a Non-Employee Director since the preceding annual meeting of the Company’s stockholders automatically shall be granted an option to purchase ten thousand (10,000) shares of Common Stock of the Company on the terms and conditions set forth herein, and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of Common Stock of the Company (rounded up to the nearest whole share) determined by multiplying the ten thousand (10,000) shares by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

6.          OPTION PROVISIONS.

             Each option shall be subject to the following terms and conditions:

             (a)  The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) ten (10) years from the date of grant.  If the optionee’s service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee’s death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee’s death.  In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

             (b)  The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

             (c)  Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is fewer than 1,000 shares.   However, when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

                              (i)          Payment of the exercise price per share in cash or by check at the time of exercise; or

                              (ii)         Provided that at the time of the exercise the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of Common Stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which Common Stock shall be valued at its fair market value on the date preceding the date of exercise; or

                              (iii)        Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

             Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company’s Common Stock.

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             (d)  An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”) and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order.  Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

             (e)  The option shall become exercisable in installments over a period of three (3) years from the date of grant commencing on the date one (1) year after the date of grant of the option, with thirty-three percent (33%) becoming exercisable one (1) year after the date of the grant, thirty-four percent (34%) becoming exercisable two (2) years after the date of grant and the remaining thirty-three percent (33%) becoming exercisable three (3) years after the date of grant; provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

             (f)  The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option:  (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock.  These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

             (g)  Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

             (h)  The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7.          COVENANTS OF THE COMPANY.

             (a)  During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

             (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

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8.          USE OF PROCEEDS FROM STOCK.

             Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.          MISCELLANEOUS.

             (a)  Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

             (b)  Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company’s fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

             (c)  Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director.

             (d)  No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of Common Stock, if any, as shall have been reserved for him pursuant to an option granted to him.

             (e)  In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

             (f)  As used in this Plan, “fair market value” means, as of any date, the value of the Common Stock of the Company determined as follows:

                              (i)          If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                              (ii)         If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                              (iii)        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

             Notwithstanding the foregoing, the Fair Market Value of the Common Stock for an option granted on the Effective Date shall be the price per share at which shares of Common Stock are first sold to the public in the Company’s initial public offering.

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10.         ADJUSTMENTS UPON CHANGES IN STOCK.

             (a)  If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

             (b)  In the event of:  (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization (including a sale of stock of the Company to a single purchaser or single group of affiliated purchasers) after which less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation are owned by stockholders of the Company immediately before such transaction, the time during which options outstanding under the Plan may be exercised shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

11.         AMENDMENT OF THE PLAN

             (a)  The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the Plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, or applicable regulations or rulings thereunder.  Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will modify the Plan in any way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

             (b)  Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.         TERMINATION OR SUSPENSION OF THE PLAN.

             (a)  The Board may suspend or terminate the Plan at any time.  No options may be granted under the Plan while the Plan is suspended or after it is terminated.

             (b)  Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

             (c)  The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.         EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

             (a)  The Plan shall become effective on the same day that the Company’s initial public offering of shares of Common Stock becomes effective (the “Effective Date”), subject to the condition that the Plan is approved by the stockholders of the Company.

             (b)  No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

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TO VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  Do not return your proxy card if you are voting by Internet.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the simple instructions the vote voice provides you.  Do not return your proxy card if you are voting by telephone.

VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Avigen, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AVIGEN	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AVIGEN, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:	To elect two directors to hold office until the 2007 Annual Meeting of Stockholders.		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	Nominees:	01) KENNETH G. CHAHINE, Ph.D., J.D.
02) DANIEL VAPNEK, Ph.D.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.		For	Against	Abstain
PROPOSAL 2:

To approve Avigen’s 1996 Non-Employee Directors’ Stock Option Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 250,000 shares from 300,000 shares to 550,000 shares.

PROPOSAL 3:	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Avigen’s independent auditors for its fiscal year ending December 31, 2004.

These items of business are more fully described in the Proxy Statement accompanying this Proxy.

Please sign exactly as your name appears hereon.  If the stock is registered in the names of two or more persons, each should sign.  Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles.  If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title.  If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

For comments, please check this box and write the changes on the back where indicated

Please indicate if you plan to attend this meeting

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

AVIGEN, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2004

          The undersigned hereby appoints PHILIP J. WHITCOME and THOMAS J. PAULSON, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Avigen, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Avigen, Inc. to be held at the offices of Avigen, Inc., 1301 Harbor Bay Parkway, Alameda, California, on Wednesday, May 26, 2004 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR BOTH NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)